CUSIP No. 218875 10 2


                                                                       Exhibit I



                                    AGREEMENT

       Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Corio, Inc.

       EXECUTED as a sealed instrument this 14 day of February, 2006.



                                         GREYLOCK IX LIMITED PARTNERSHIP

                                         By:  Greylock IX GP Limited Partnership
                                              General Partner

                                              By: /s/ William W. Helman
                                                  ------------------------------
                                                  William W. Helman
                                                  Co-Managing General Partner

                                              By: /s/ William S. Kaiser
                                                  ------------------------------
                                                  William S. Kaiser
                                                  Co-Managing General Partner



                                         GREYLOCK IX GP LIMITED PARTNERSHIP

                                         By: /s/ William W. Helman
                                             -----------------------------------
                                             William W. Helman
                                             Co-Managing General Partner



                                         GREYLOCK XI LIMITED PARTNERSHIP

                                         By:  Greylock XI GP Limited Partnership
                                              General Partner

                                              By: /s/ William W. Helman
                                                  ------------------------------
                                                  William W. Helman
                                                  Co-Managing General Partner



                                         GREYLOCK XI-A LIMITED PARTNERSHIP

                                         By:  Greylock XI GP Limited Partnership
                                              General Partner

                                              By: /s/ William W. Helman
                                                  ------------------------------
                                                  William W. Helman
                                                  Co-Managing General Partner



                                         GREYLOCK XI GP LIMITED PARTNERSHIP

                                         By: /s/ William W. Helman
                                             -----------------------------------
                                             William W. Helman
                                             Co-Managing General Partner



                                         By: /s/ Aneel Bhusri
                                             -----------------------------------
                                             Aneel Bhusri
                                             Co-Managing General Partner



                                        /s/ William W. Helman
                                        ----------------------------------------
                                        William W. Helman






                               Page 14 of 15 pages


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CUSIP No. 218875 10 2
                                        /s/ William S. Kaiser
                                        ----------------------------------------
                                        William S. Kaiser


                                        /s/ Aneel Bhusri
                                        ----------------------------------------
                                        Aneel Bhusri
































                               Page 15 of 15 pages